UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 25, 2005

                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-113543-23       N/A
Pooling and Servicing Agreement)      (Commission         IRS EIN
(State or other                       File Number)
jurisdiction of Incorporation)



       c/o  Wells Fargo Bank, N.A.
       9062 Old Annapolis Rd.
       Columbia, Maryland                                   21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On May 25, 2005 a distribution was made to holders of MSDWCC HELOC TRUST, Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Monthly report distributed to holders of
                                        Home Equity Loan Asset-Backed Certs.,
                                        Series 2005-1 Trust, relating to the May
                                        25, 2005 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                MSDWCC HELOC TRUST
            Home Equity Loan Asset-Backed Certs., Series 2005-1 Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Officer
              By:    Beth Belfield as Officer

              Date:  5/26/2005

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Monthly report distributed to holders of Home Equity
                          Loan Asset-Backed Certs., Series 2005-1 Trust, relating to the May 25, 2005 distribution.




                   EX-99.1

Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.


Record Date:             4/29/2005
Distribution Date:       5/25/2005


Morgan Stanley Dean Witter Credit Corp HELOC Trust
Home Equity Loan Asset-Backed Certs.
Series 2005-1


Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660







                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

     Note        55353WAC0              SEN             3.21000%     744,110,627.46       1,990,495.93       5,262,609.36
       L         55353WAD8              SUB             0.00000%      15,069,017.34               0.00               0.00
       O         55353WAE6              SUB             0.00000%       2,739,984.18               0.00               0.00
Totals                                                               761,919,628.98       1,990,495.93       5,262,609.36

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

Note                          0.00     738,848,018.10       7,253,105.29               0.00
L                             0.00      15,069,017.37               0.00               0.00
O                             0.00       3,724,834.76               0.00               0.00
Totals                        0.00     757,641,870.23       7,253,105.29               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

Note                753,650,000.00       744,110,627.46               0.00      5,262,609.36             0.00           0.00
L                             0.00        15,069,017.34               0.00              0.00             0.00           0.00
O                            55.02         2,739,984.18               0.00              0.00             0.00           0.00
Totals              753,650,055.02       761,919,628.98               0.00      5,262,609.36             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 Note                  5,262,609.36       738,848,018.10       0.98035961        5,262,609.36
 L                             0.00        15,069,017.37       0.00000000                0.00
 O                             0.00         3,724,834.76  67,699.65030898                0.00

 Totals                5,262,609.36       757,641,870.23       1.00529664        5,262,609.36

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


Note                    753,650,000.00       987.34243675        0.00000000         6.98282938         0.00000000
L                                 0.00         0.00000000        0.00000000         0.00000000         0.00000000
O                                55.02  49799785.16902940        0.00000000         0.00000000         0.00000000





                             Principal Distribution Factors Statement (continued)

                                                Total             Ending            Ending              Total
                         Realized           Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

Note                    0.00000000         6.98282938        980.35960738        0.98035961         6.98282938
L                       0.00000000         0.00000000          0.00000000        0.00000000         0.00000000
O                       0.00000000         0.00000000 67,699,650.30897850    67699.65030898         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


Note                753,650,000.00         3.21000%     744,110,627.46       1,990,495.93              0.00               0.00
L                             0.00         0.00000%      15,069,017.34               0.00              0.00               0.00
O                            55.02         0.00000%       2,739,984.18               0.00              0.00               0.00
Totals              753,650,055.02                                           1,990,495.93              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


Note                          0.00               0.00         1,990,495.93              0.00        738,848,018.10
L                             0.00               0.00                 0.00              0.00         15,069,017.37
O                             0.00               0.00                 0.00              0.00          3,724,834.76
Totals                        0.00               0.00         1,990,495.93              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


Note                  753,650,000.00         3.21000%       987.34243675        2.64114102         0.00000000         0.00000000
L                               0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
O                              55.02         0.00000%  49799785.16902940        0.00000000         0.00000000         0.00000000

(5)  Per $1 denomination.


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


Note                    0.00000000         0.00000000         2.64114102        0.00000000       980.35960738
L                       0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
O                       0.00000000         0.00000000         0.00000000        0.00000000  67699650.30897850

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00

Deposits
     Payments of Interest and Principal                                                                7,624,330.70
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                         7,624,330.70

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              371,225.41
     Payment of Interest and Principal                                                                 7,253,105.29
Total Withdrawals (Pool Distribution Amount)                                                           7,624,330.70

Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00
Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00


                                                   SERVICING FEES

Gross Servicing Fee                                                                                      303,015.27
Credit Enhancer Premium                                                                                   68,210.14
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        371,225.41




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance


Financial Guaranty                                        0.00               0.00              0.00              0.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         4                      0                       0                       4
                                  416,475.57             0.00                    0.00                    416,475.57

30 Days   6                       0                      0                       0                       6
          405,738.74              0.00                   0.00                    0.00                    405,738.74

60 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  1                       0                      0                       0                       1
          90,485.33               0.00                   0.00                    0.00                    90,485.33

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    7                       4                      0                       0                       11
          496,224.07              416,475.57             0.00                    0.00                    912,699.64


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.037113%              0.000000%               0.000000%               0.037113%
                                  0.056085%              0.000000%               0.000000%               0.056085%

30 Days   0.055669%               0.000000%              0.000000%               0.000000%               0.055669%
          0.054640%               0.000000%              0.000000%               0.000000%               0.054640%

60 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.009278%               0.000000%              0.000000%               0.000000%               0.009278%
          0.012185%               0.000000%              0.000000%               0.000000%               0.012185%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.064947%               0.037113%              0.000000%               0.000000%               0.102060%
          0.066825%               0.056085%              0.000000%               0.000000%               0.122910%





                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00





                                     COLLATERAL STATEMENT
 Collateral Description                                                    6 Month LIBOR ARM
 Weighted Average Gross Coupon                                                     5.270748%
 Weighted Average Net Coupon                                                       4.793508%
 Weighted Average Pass-Through Rate                                                4.686079%
 Weighted Average Maturity(Stepdown Calculation )                                          0
 Beginning Scheduled Collateral Loan Count                                            10,778
 Number Of Loans Paid In Full                                                              0
 Ending Scheduled Collateral Loan Count                                               10,778
 Beginning Scheduled Collateral Balance                                       746,850,611.64
 Ending Scheduled Collateral Balance                                          742,572,852.86
 Ending Actual Collateral Balance at 29-Apr-2005                              742,572,852.86
 Monthly P &I Constant                                                                  0.00
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00


                             Miscellaneous Reporting
   Premium Amount                                                   65,912.26
   Current Period Additional Balances                           32,932,360.46
   Specified Overcollateralization Amt                           9,420,625.69
   Principal Collections                                        37,210,119.24
   Interest Collections                                          3,346,556.65
   Realized Loss Amount                                                  0.00
   Cumulative Realized Losses                                            0.00
